UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFNew Jersey New Jersey In Re. Cyxtera Technologies, Inc. Debtor(s) § § § § Case No. 23-14853 Lead Case No. 23-14853 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2023 Petition Date: 06/04/2023 Months Pending: 7 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Felice Yudkin 01/21/2024 Felice Yudkin Court Plaza North, 25 Main Street, Hackensack, NJ 07601 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548Case 23-14853-JKS Doc 863 Filed 01/19/24 Entered 01/19/24 15:39:11 Desc Main Document Page 1 of 12

DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
Case 23-14853-JKS Doc 863 Filed 01/19/24 Entered 01/19/24 15:39:11 Desc Main Document Page 2 of 12

Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$5,881	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$201	$1,405
d.	Cash balance end of month (a+b-c)	$5,680	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$201	$1,405

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$1,530,454
e.	Total assets	$11,857,659
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$188,478
m.	Prepetition unsecured debt	$-103,255,523
n.	Total liabilities (debt) (j+k+l+m)	$-103,067,045
o.	Ending equity/net worth (e-n)	$114,924,704

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$-201	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-201	$-1,855

UST Form 11-MOR (12/01/2021) 2

DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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UST Form 11-MOR (12/01/2021) 5 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548Case 23-14853-JKS Doc 863 Filed 01/19/24 Entered 01/19/24 15:39:11 Desc Main Document Page 5 of 12

DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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UST Form 11-MOR (12/01/2021) 7

DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ◉

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ○ No ◉

d. Are you current on postpetition tax return filings? — Yes ◉ No ○

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ◉ No ○

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ◉

i. Do you have:
- Worker's compensation insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ◉ No ○

k. Has a disclosure statement been filed with the court? — Yes ◉ No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ○

UST Form 11-MOR (12/01/2021) 8

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DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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UST Form 11-MOR (12/01/2021) 10

DocuSign Envelope ID: 77A45F5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

UST Form 11-MOR (12/01/2021) 11

DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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UST Form 11-MOR (12/01/2021) 12

December MOR - Statements of Cash Receipts and Disbursements ENTITY NAME Cyxtera Communications, LLC Cyxtera Technologies, Inc. Cyxtera Canada, LLC Cyxtera Communications Canada, ULC Cyxtera Data Centers, Inc. Cyxtera DC Holdings, Inc. Cyxtera DC Parent Holdings, Inc. Cyxtera Federal Group, Inc. Cyxtera Management, Inc. Cyxtera Netherlands B.V. Cyxtera Canada TRS, ULC Cyxtera Digital Services, LLC Cyxtera Employer Services, LLC Cyxtera Holdings, LLC Cyxtera Technologies Maryland, Inc. Cyxtera Technologies, LLC CASH BEGINNING AS OF DECEMBER 1ST 2023 75,453,138 5,881 ‐ 10,258,590 ‐ 30,515 ‐ 48,707 3,013,889 ‐ ‐ ‐ ‐ ‐ ‐ ‐ RECEIPTS TOTAL RECEIPTS 95,313,165 ‐ ‐ 12,160,525 ‐ 1,864,933 ‐ 470,611 17,014,782 ‐ ‐ ‐ ‐ ‐ ‐ ‐ DISBURSEMENTS (1) CAPEX 6,360,743 ‐ ‐ 293,971 ‐ ‐ ‐ ‐ 41,467 ‐ ‐ ‐ ‐ ‐ ‐ ‐ COMMISSONS 341,393 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ EMPLOYEE / BENEFITS 5,835,320 ‐ ‐ 141,543 ‐ ‐ ‐ 51,291 3,472,561 ‐ ‐ ‐ ‐ ‐ ‐ ‐ EQUIPMENT LEASES 1,496,733 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ OTHER 5,787,313 201 ‐ 1,074,634 ‐ 1,862,755 ‐ 285,216 13,960,760 ‐ ‐ ‐ ‐ ‐ ‐ ‐ RENT 17,457,704 ‐ ‐ 416,434 ‐ ‐ ‐ ‐ 265,627 ‐ ‐ ‐ ‐ ‐ ‐ ‐ TAX 154,082 ‐ ‐ ‐ ‐ ‐ ‐ ‐ 33,718 ‐ ‐ ‐ ‐ ‐ ‐ ‐ THIRD PARTY 165,689 ‐ ‐ 75,039 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ UTILITIES 9,525,054 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ TOTAL DISBURSEMENTS 47,124,032 201 2,001,622 1,862,755 336,507 17,774,132 NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS) 48,189,133 (201) 10,158,903 2,178 134,104 (759,350) CASH – END OF MONTH 123,642,271 5,681 20,417,493 32,693 182,811 2,254,539 Notes: (1) Only includes external disbursements; intercompany disbursements removed DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548 Case 23-14853-JKS Doc 863-1 Filed 01/19/24 Entered 01/19/24 15:39:11 Desc Supporting Documents Page 1 of 4

December MOR - Balance Sheet ENTITY NAME Cyxtera Communications, LLC Cyxtera Technologies, Inc. Cyxtera Canada, LLC Cyxtera Communications Canada, ULC Cyxtera Data Centers, Inc. Cyxtera DC Holdings, Inc. Cyxtera DC Parent Holdings, Inc. Cyxtera Federal Group, Inc. Cyxtera Management, Inc. Cyxtera Netherlands B.V. Cyxtera Canada TRS, ULC Cyxtera Digital Services, LLC Cyxtera Employer Services, LLC Cyxtera Holdings, LLC Cyxtera Technologies Maryland, Inc. Cyxtera Technologies, LLC Current Assets 161,563,574 1,530,454 ‐ 21,778,769 ‐ 32,693 ‐ 1,042,606 13,364,699 124,668 ‐ ‐ ‐ ‐ ‐ ‐ Cash 127,622,481 55,681 ‐ 19,803,180 ‐ 32,693 ‐ 182,811 2,254,539 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Trade Receivables 15,982,037 ‐ ‐ 1,712,868 ‐ ‐ ‐ 122,577 197,215 (630) ‐ ‐ ‐ ‐ ‐ ‐ Intercompany Receivables ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ 1,192,602 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Other Current Assets 17,959,056 1,474,773 ‐ 262,721 ‐ 0 ‐ 737,218 9,720,343 125,299 ‐ ‐ ‐ ‐ ‐ ‐ Non‐Current Assets 1,818,106,046 10,327,205 ‐ 64,546,760 ‐ 2,008,496,609 ‐ 345,568 12,535,464 83,902 ‐ ‐ ‐ ‐ ‐ ‐ Other Non‐Current Assets ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ PP&E 1,275,686,129 ‐ ‐ 57,374,884 ‐ ‐ ‐ ‐ 2,841,025 9,829 ‐ ‐ ‐ ‐ ‐ ‐ Operating 149,804,676 ‐ ‐ 2,391,539 ‐ ‐ ‐ ‐ 9,062,809 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Goodwill 0 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Net Intangible Asset 377,345,104 ‐ ‐ 4,769,089 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Other Long Term Asset 15,270,137 10,327,205 ‐ 11,248 ‐ 2,008,496,609 ‐ 345,568 631,630 74,074 ‐ ‐ ‐ ‐ ‐ ‐ Current Liabilities (72,021,860) (104,227,700) (9,090,041) 30,527,434 ‐ 152,424,840 ‐ 8,172,224 640,023,749 (12,608,472) ‐ ‐ ‐ ‐ ‐ ‐ A/P 42,683,829 ‐ ‐ 819,071 ‐ ‐ ‐ 252,771 4,493,462 1,067,050 ‐ ‐ ‐ ‐ ‐ ‐ Accrued Expenses 80,736,122 188,478 ‐ 1,317,701 ‐ 1,977,584 ‐ 256,670 15,815,841 9,000,769 ‐ ‐ ‐ ‐ ‐ ‐ Other Current Liabilities 9,140,970 ‐ ‐ 305,481 ‐ ‐ ‐ 38,838 4,272 4,238 ‐ ‐ ‐ ‐ ‐ ‐ Intercompany Payable (330,763,636) (104,416,178) (9,090,041) 25,490,366 ‐ (50,021,255) ‐ 6,741,752 618,426,306 (22,682,499) ‐ ‐ ‐ ‐ ‐ ‐ Short Term Operating Lease 27,068,881 ‐ ‐ 312,199 ‐ ‐ ‐ ‐ 1,283,867 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Capital Lease OFO 24,369,185 ‐ ‐ ‐ ‐ ‐ ‐ ‐ 0 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Current Portionn of Debt ‐ ‐ ‐ ‐ ‐ 200,468,511 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Deferred Revenue 74,742,790 ‐ ‐ 2,282,616 ‐ ‐ ‐ 882,192 ‐ 1,971 ‐ ‐ ‐ ‐ ‐ ‐ Non‐Current Liabilities 1,067,380,223 1,160,655 ‐ 27,778,445 ‐ 970,965,318 ‐ (715,834) 10,185,542 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Other Non‐Current Libilities 214,504,731 ‐ ‐ 5,109,488 ‐ 970,965,318 ‐ 515,494 10,946,400 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Long Term Debt LCM ‐ ‐ ‐ ‐ ‐ (0) ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Long Term Cap Lease Obligaation 850,165,385 ‐ ‐ 22,668,955 ‐ ‐ ‐ ‐ (0) ‐ ‐ ‐ ‐ ‐ ‐ ‐ Deferred Tax Liability 2,710,107 1,160,655 ‐ 2 ‐ ‐ ‐ (1,231,328) (760,858) ‐ ‐ ‐ ‐ ‐ ‐ ‐ Shareholder's Equity 984,311,256 114,924,703 9,090,041 28,019,651 ‐ 885,139,144 ‐ (6,068,215) (624,309,127) 12,817,042 ‐ ‐ ‐ ‐ ‐ ‐ Common Stock ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Other Shareholder's Equity 1,788,772,740 540,312,669 9,103,140 68,348,289 ‐ 1,333,231,202 ‐ 813,488 70,248,854 778,260 ‐ ‐ ‐ ‐ ‐ ‐ Treasury Stock ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Accumulated Dividend ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Retained Earnings (804,461,484) (425,387,966) (13,099) (40,328,638) ‐ (448,092,058) ‐ (6,881,703) (694,557,981) 12,038,782 ‐ ‐ ‐ ‐ ‐ ‐ Notes: (1) All tax accruals are not reflected in the balance sheet and income statement due to timing of quarter end financial close process DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548 Case 23-14853-JKS Doc 863-1 Filed 01/19/24 Entered 01/19/24 15:39:11 Desc Supporting Documents Page 2 of 4

December MOR - Statements of Operations ENTITY NAME Cyxtera Communications, LLC Cyxtera Technologies, Inc. Cyxtera Canada, LLC Cyxtera Communications Canada, ULC Cyxtera Data Centers, Inc. Cyxtera DC Holdings, Inc. Cyxtera DC Parent Holdings, Inc. Cyxtera Federal Group, Inc. Cyxtera Management, Inc. Cyxtera Netherlands B.V. Cyxtera Canada TRS, ULC Cyxtera Digital Services, LLC Cyxtera Employer Services, LLC Cyxtera Holdings, LLC Cyxtera Technologies Maryland, Inc. Cyxtera Technologies, LLC Revenue 52,846,860 ‐ ‐ 2,118,153 ‐ ‐ ‐ 466,280 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Colocation Revenue 53,383,943 ‐ ‐ 2,004,838 ‐ ‐ ‐ 466,280 ‐ 464 ‐ ‐ ‐ ‐ ‐ ‐ Cybersecurity Revenue ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Intercompany Revenue (537,083) ‐ ‐ 113,315 ‐ ‐ ‐ ‐ ‐ (464) ‐ ‐ ‐ ‐ ‐ ‐ Val Adjustment Revenue ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Operating Expenses (25,806,741) ‐ ‐ (659,868) ‐ ‐ ‐ (2,912) 21 (68,148) ‐ ‐ ‐ ‐ ‐ ‐ Personnel Operating Expenses (4,749,663) ‐ ‐ (108,265) ‐ ‐ ‐ ‐ 21 (68,525) ‐ ‐ ‐ ‐ ‐ ‐ Total Direct ‐ COR (21,057,078) ‐ ‐ (551,603) ‐ ‐ ‐ (2,912) ‐ 378 ‐ ‐ ‐ ‐ ‐ ‐ SG&A (4,175,248) ‐ ‐ 19,406 ‐ ‐ ‐ (276,044) (4,143,294) (5,572) ‐ ‐ ‐ ‐ ‐ ‐ Total Personnel SG&A (4,078,427) ‐ ‐ (4,352) ‐ ‐ ‐ (150,293) (2,452,789) (7,449) ‐ ‐ ‐ ‐ ‐ ‐ Marketing and Advertisement (10,540) ‐ ‐ ‐ ‐ ‐ ‐ ‐ (250,643) 4,170 ‐ ‐ ‐ ‐ ‐ ‐ Other SG&A (86,281) ‐ ‐ 23,758 ‐ ‐ ‐ (125,751) (1,439,861) (2,292) ‐ ‐ ‐ ‐ ‐ ‐ Depreciation and Amortization (16,576,881) ‐ ‐ (671,774) ‐ ‐ ‐ ‐ (150,533) ‐ ‐ ‐ ‐ ‐ ‐ ‐ Depreciation Expense (11,551,074) ‐ ‐ (671,774) ‐ ‐ ‐ ‐ (150,533) ‐ ‐ ‐ ‐ ‐ ‐ ‐ Amortization Expense (5,025,806) ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Asset Impairment Loss ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Asset Impairment ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Notes Receivable Asset Impairment Loss ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ IC Receivable Asset Impairment Loss ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Acquisition & Other Cost ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Acquisition cost ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Sponsor Fee ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Net Intereset Expense (6,898,696) ‐ ‐ (158,582) ‐ (1,680,738) ‐ (57,425) (471,284) 29,702 ‐ ‐ ‐ ‐ ‐ ‐ Interest and Other Expense (6,898,696) ‐ ‐ (158,582) ‐ (1,680,738) ‐ (57,425) (471,284) 29,702 ‐ ‐ ‐ ‐ ‐ ‐ Debt Issuance Cost Amortization ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Non‐Operating Income 22,178,017 (201) ‐ 7,173,835 ‐ 207,128 ‐ (590) 124,505 132,551 ‐ ‐ ‐ ‐ ‐ ‐ Gain.Loss Asset Sale 40,842 ‐ ‐ 8,954,077 ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Gain.Loss Exchange 2,705,670 ‐ ‐ (101,282) ‐ 207,441 ‐ ‐ ‐ (2,986) ‐ ‐ ‐ ‐ ‐ ‐ Gain.Loss Investment ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Other Non‐Operating Income 19,431,505 (201) ‐ (1,678,960) ‐ (313) ‐ (590) 124,505 135,537 ‐ ‐ ‐ ‐ ‐ ‐ Change in Warrant Debt ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Income and Other Tax (185,331) ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Income Tax Expense (185,331) ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Deferred Income Tax ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Net G/L Cont Operation ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Gain/Loss Conti Operation ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Net Income 21,381,979 (201) ‐ 7,821,170 ‐ (1,473,611) ‐ 129,310 (4,640,585) 88,534 ‐ ‐ ‐ ‐ ‐ ‐ Notes: (1) All tax accruals are not reflected in the balance sheet and income statement due to timing of quarter end financial close process DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548 Case 23-14853-JKS Doc 863-1 Filed 01/19/24 Entered 01/19/24 15:39:11 Desc Supporting Documents Page 3 of 4

Case 23-14853-JKS Doc 863-1 Filed 01/19/24 Entered 01/19/24 15:39:11 Desc
Supporting Documents Page 4 of 4

DocuSign Envelope ID: 77A45E5D-11B9-4C41-8574-77175E7D0548

December MOR - Payments Made On Prepetition Debt

ENTITY NAME	Cyxtera Communications, LLC	Cyxtera Technologies, Inc.	Cyxtera Canada, LLC	Cyxtera Communications Canada, ULC	Cyxtera Data Centers, Inc.	Cyxtera DC Holdings, Inc.	Cyxtera DC Parent Holdings, Inc.	Cyxtera Federal Group, Inc.	Cyxtera Management, Inc.	Cyxtera Netherlands B.V.	Cyxtera Canada TRS, ULC	Cyxtera Digital Services, LLC	Cyxtera Employer Services, LLC	Cyxtera Holdings, LLC	Cyxtera Technologies Maryland, Inc.	Cyxtera Technologies, LLC
Vendor	1,531,601	-	-	74,962	-	-	-	68,540	374,083	88,412	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Wages	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DIP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Customer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Grand total	**1,531,601**	**-**	**-**	**74,962**	**-**	**-**	**-**	**68,540**	**374,083**	**88,412**	**-**	**-**	**-**	**-**	**-**	**-**